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                          RESERVE PRIVATE EQUITY SERIES

                         SUPPLEMENT DATED JULY 1, 2002,
    TO THE RESERVE PRIVATE EQUITY SERIES STATEMENT OF ADDITIONAL INFORMATION
                            DATED SEPTEMBER 28, 2001

Effective July 1, 2002, Condor will receive an annual management fee of up to one-half of the Adviser's net profit for the year before taxes of the Reserve Strategic Growth Fund. This change will not impact the total management fees of the Fund.

Therefore, Paragraph 4 on Page 15 under the section entitled "Sub-Investment Management Agreements" should read:

The Adviser and the Trust have entered into Sub-Investment Management Agreements ("Sub-Advisory Agreements") with several Sub-Advisers. Each Sub-Adviser is a registered investment adviser. Pursuant to the Sub-Advisory Agreements, the Adviser will pay the Sub-Adviser at the end of each fiscal quarter a fee equal to up to one-half of the Fund's net profit for the year before taxes on the respective Fund. Net profit is deemed to be the Comprehensive Management Fee less direct and allocated Fund expenses and all applicable sales and marketing costs. The chart below shows the Sub-Adviser retained for each Fund and the amounts paid to each Sub-Adviser pursuant to the Sub-Advisory Agreements during the last three fiscal years.